United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 26, 2020
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway		30004
Suite 155
Alpharetta,	Georgia
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review

On March 26, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of Priority Technology Holdings, Inc. (the "Company") concluded, in consultation with management and RSM US LLP (“RSM”), the Company’s independent registered public accounting firm, that the audited consolidated financial statements as of and for the fiscal years ended December 31, 2018 (“FY18”) and 2017 (“FY17”) as contained in the Company’s 2018 Annual Report on Form 10-K, and its unaudited condensed consolidated financial statements as of and for the quarterly periods ended March 31, 2018, June 30, 2018, and September 30, 2018 included in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019 and 2018, June 30, 2019 and 2018, and September 30, 2019 and 2018 (collectively, the “Non-Reliance Periods”) should no longer be relied upon because of misstatements further described below. Similarly, related press releases, earnings releases and investor communications describing the Company’s financial statements for those periods should no longer be relied upon.
During the preparation of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), the Company identified two errors. First, the Company noted an understatement of losses related to certain settlement activities with the Company’s sponsor banks, merchants and ISOs. The second error noted involved an out-of-period recognition of certain chargeback revenues and related costs of services between 2018 and 2017. An investigation was conducted with the assistance of outside accounting consultants. As a result of the investigation, the Company concluded that the errors had resulted in misstatements in its consolidated financial statements for the periods identified above that were due to a failure to appropriately reconcile certain settlement accounts with the Company’s general ledger.
As reported in the Company’s FY18 Annual Report on Form 10-K, the Company will continue to report in its 2019 Annual Report a material weakness in internal control over financial reporting, as well as in subsequent periods until such material weakness is remediated.
The Company intends to restate the previously filed consolidated financial statements for the “Non-Reliance Periods” to correct for these errors in its 2019 Annual Report, which the Company expects to file on a timely basis.
The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02 with RSM.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2020

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Michael Vollkommer
Name: Michael Vollkommer
Title: Chief Financial Officer